                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06671

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    345 Park Avenue, New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------
                                  John Millette
                          Vice President and Secretary
                      Scudder Global High Income Fund, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global High Income Fund, Inc.

Semiannual Report to Stockholders

April 30, 2003

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

• a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - LBF

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Other Information

<Click Here> Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

This report is sent to the stockholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Portfolio Management Review

Lead Portfolio Manager Brett Diment discusses Scudder Global High Income Fund's strategy and the market environment during the six months ended April 30, 2003.

Q: Can you briefly describe the economic climate for emerging markets during the past six months?

A: We've seen a generally favorable environment for emerging markets. Several of these markets benefited from positive economic and political developments, and from investors' increasing hunt for higher yields than they could earn in the United States. The biggest beneficiary of this trend was Brazil. Last fall, Brazil elected a new president, Luiz Inacio Lula da Silva (Lula). Since his inauguration earlier this year, Lula has pleasantly surprised investors with his political appointments and statements relating to economic stimulus and debt management. He is also pushing ahead with some long-needed reform measures. At the same time, Brazil has seen some positive developments on trade. Partly because of the weakness of the currency, Brazilian export growth has been strong, and the country has built up a significant trade surplus. Thus, its need to raise money through external markets has decreased dramatically. As a result of these factors, prices of Brazilian debt increased substantially, while other emerging markets rallied in sympathy with Brazil.

During the period, most emerging markets benefited from investors' demand for higher yield. With interest rates in the United States at near-record lows, yields on emerging-market investments have become much more attractive. This demand has resulted in lower interest rates - and higher prices - for emerging-market bonds.

Q: How did Scudder Global High Income Fund perform in this environment?

A: For the six months ended April 30, 2003, the fund's cumulative total return based on net asset value was 25.87%, while its total return based on share price as listed on the New York Stock Exchange increased 28.74% to close at $6.85 a share. In comparison, the JP Morgan Emerging Markets Bond Index Plus gained 21.59% for the same period. Outperformance of the benchmark stems in part from the fund's ability to use leverage,1 a benefit of its closed-end structure.

1 Leverage is the active investing with borrowed money as a way to amplify potential gains (at the risk of greater losses).

Q: What were the key drivers of the fund's performance during the past six months?

A: Developments in Brazil (described above), where the fund's exposure was larger than that of the benchmark, were an important factor. The fund also had relatively large positions in European markets, such as Bulgaria and Romania, as well as the Ukraine, all of which made positive contributions to performance. Our allocation to Russia was neutral to slightly larger than the benchmark's. Since Russia's debt continues to be attractive, that was a positive for the fund as well.

The fund had a larger-than-benchmark allocation in Venezuela, which hurt fund performance. Venezuela had several demonstrations and strikes in an unsuccessful effort to remove President Hugo Chavez. He is still in office, but oil production has been sharply reduced. In the short term, we believe oil production will increase, but we are still concerned about political risk in the long term and have reduced our positions there. Elsewhere, we reduced our country allocations in Ecuador and Colombia, although these markets performed relatively well. Meanwhile, we generally kept low exposure to Asia, where we see little yield advantage over US Treasuries. Finally, late last year, we added to our position in Argentina, where growth had improved significantly over several months. Industrial production is now up more than 20% from a year ago, inflation has slowed and the growth of tax revenues has been strong. These factors led to strong performance for the currency and for Argentine debt. Recently, we began increasing our stake in countries such as Mexico, where we feel the potential for price volatility is relatively small. We recognize that emerging markets in general have performed well, and while we still see some value, we are trying to preserve some of the gains the fund has already made.

Q: How much of an impact do you believe the outbreak of severe acute respiratory syndrome ("SARS") will have on emerging markets?

A: This is certainly an issue, especially for Asian markets. At this time, we know so little about the disease that it is hard to predict what long-term impact it will have. It appears to have had an effect on confidence during the period; people were not shopping or going outside as much and earnings from tourism collapsed during the period under review. SARS may have a limited impact on export orders if the number of customers coming to China to visit producers declines. Given that China has been an engine of growth for the world economy, this is not a positive development for either emerging markets or the industrialized world. In China, most analysts have already subtracted about 1% from the country's annual growth rate. However, that is a relatively small reduction from a fairly robust estimate of 8% growth. Additionally, while Chinese authorities were late in addressing the issue, they have now taken a much more proactive stance. China is now adhering to some of the policies of countries such as Singapore, Vietnam and Hong Kong, which have been more successful in controlling the spread of SARS. Regardless, we should mention that the fund's allocation to Asia is quite small (2.9% of market value as of April 30, 2003) because the yields are so low at this time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of April 30, 2003

Historical Information
	Total Return (%)
	Market Value		Net Asset Value(a)		Index(b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	9.34	-	14.59	-	12.25	-
One Year	19.18	19.18	21.12	21.12	21.27	21.27
Three Year	103.81	26.79	66.31	18.48	41.94	12.38
Five Year	-12.22	-2.57	-5.54	-1.13	53.30	8.92
Ten Year	89.64	6.61	105.43	7.46	243.31	13.32

Per Share Information and Returns(a)
	Yearly periods ended April 30

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	13.21	10.65	13.26	16.07	13.96	6.02	6.11	6.03	6.61	7.19
Income Dividends ($)	1.53	1.53	1.50	1.50	1.50	1.05	.60	.60	.75	.66
Capital Gains Distributions ($)	.34	.15	-	.80	2.12	-	-	-	-	--
Total Return (%)	6.06	-7.56	40.65	41.83	11.20	-50.35	14.39	10.54	24.22	21.12

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 2.60%.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of April 30, 2003

Asset Allocation (Excludes Cash Equivalents)	4/30/03	10/31/02

Sovereign Bonds	100%	100%

Interest Rate Sensitivity (Excludes Cash Equivalents)	4/30/03	10/31/02

Fixed Rate Bonds	94%	90%
Floating Rate Bonds	6%	10%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

Brazil	22%	20%
Russia	18%	25%
Mexico	9%	3%
United States	7%	5%
Romania	5%	5%
Argentina	5%	4%
Bulgaria	5%	5%
Ukraine	4%	5%
Turkey	4%	3%
Colombia	3%	5%
Venezuela	3%	5%
El Salvador	2%	-
Qatar	2%	-
Philippines	2%	-
South Africa	2%	-
Panama	2%	1%
Other	5%	14%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Investment Portfolio as of April 30, 2003

	Principal Amount ($) (d)	Value ($)

Bonds 116.7%
Argentina 5.8%
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	680,000	193,800
Series FEB, 8.0%, 2/26/2008*	EUR 650,000	203,431
Series 2, 7.0%, 3/18/2004*	EUR 639,115	164,305
7.0%, 3/18/2004*	EUR 1,172,357	305,033
9.0%, 5/24/2005*	EUR 2,000,000	577,915
9.75%, 9/19/2027*	550,000	154,074
11.375%, 3/15/2010*	2,530,000	740,025
11.75%, 4/7/2009*	4,500,000	1,237,500
11.75%, 6/15/2015*	1,340,000	395,569
12.375%, 2/21/2012*	550,000	166,375
		4,138,027
Bosnia 0.4%
Bosnia & Herzegovina, Series B, Zero Coupon**, 12/11/2017	EUR 2,556,459	285,748
Brazil 25.3%
Banco Nacional de Desenvolvimiento Economico e Social, Floating Rate Bond, 20.369%**, 6/16/2008	1,500,000	1,492,500
Federative Republic of Brazil:
8.875%, 4/15/2024	3,900,000	2,894,580
10.0%, 1/16/2007	800,000	783,520
10.125%, 5/15/2027	2,400,000	1,968,000
11.0%, 1/11/2012	1,590,000	1,538,325
11.0%, 8/17/2040	5,275,000	4,602,438
12.0%, 4/15/2010	1,500,000	1,526,250
Floating Rate Bond, LIBOR plus .875%, 2.188%**, 4/15/2009	1,623,529	1,355,647
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.188%**, 4/15/2012	2,600,000	1,927,250
		18,088,510
Bulgaria 5.7%
Republic of Bulgaria:
8.25%, 1/15/2015 (b)	3,000,000	3,379,500
Collateralized Discount Bond, LIBOR plus .8125%, Series A, 2.188%**, 7/28/2024	750,000	721,500
		4,101,000
Colombia 3.8%
Republic of Colombia:
9.75%, 4/9/2011	520,899	580,802
10.5%, 7/9/2010	1,900,000	2,132,750
		2,713,552
Ecuador 1.6%
Republic of Equador, Step-up Coupon, 6.0%**, 8/15/2030	1,800,000	1,120,500
El Salvador 2.8%
Republic of El Salvador, 8.25%, 4/10/2032	2,000,000	2,007,085
Ivory Coast 1.0%
Ivory Coast: Collateralized Discount Bond, Step-up Coupon, LIBOR plus .8125%, Series YR20, 2.0%, 3/29/2018*	2,890,000	455,175
Collateralized Discount Bond, Step-up Coupon, LIBOR plus .8125%, Series FRF, 2.0%, 3/29/2018*	EUR 1,509,245	267,805
		722,980
Mexico 10.2%
United Mexican States:
4.625%, 10/8/2008	800,000	811,200
7.5%, 3/8/2010	EUR 2,940,000	3,674,339
7.5%, 4/8/2033	700,000	729,750
8.3%, 8/15/2031	100,000	111,877
Series XW, 10.375%, 2/17/2009	1,500,000	1,935,000
Series A, Value Recovery Rights*	7,267,000	29,068
		7,291,234
Panama 1.8%
Republic of Panama, 8.875%, 9/30/2027	1,250,000	1,300,000
Peru 1.6%
Republic of Peru, 9.875%, 2/6/2015	1,000,000	1,122,500
Philippines 2.2%
Republic of Philippines, 9.0%, 2/15/2013	1,500,000	1,556,250
Qatar 2.8%
State of Qatar, 9.75%, 6/15/2030	1,500,000	1,998,750
Romania 5.9%
Romania: 8.5%, 5/8/2012	EUR 220,000	279,102
10.625%, 6/27/2008 (b)	EUR 2,950,000	3,968,378
		4,247,480
Russia 21.4%
Russian Federation:
10.0%, 6/26/2007 (b)	3,600,000	4,315,500
Step-up Coupon, 5.0%**, 3/31/2030 (b)	8,145,000	7,330,500
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008 (b)	4,150,000	3,652,000
		15,298,000
South Africa 2.0%
Republic of South Africa, Series R150, 12.0%, 2/28/2005	ZAR 10,500,000	1,465,662
Tunisia 1.1%
Banque Cent de Tunisie, Series E, 6.25%, 2/20/2013	EUR 700,000	798,074
Turkey 4.3%
Republic of Turkey, 11.875%, 1/15/2030	3,050,000	3,103,375
Ukraine 4.9%
Government of Ukraine: 10.0%, 3/15/2007	EUR 784,004	946,426
11.0%, 3/15/2007	2,296,010	2,565,791
		3,512,217
United States 7.7%
Pemex Project Funding Master Trust: 6.625%, 4/4/2010	EUR 340,000	398,087
7.375%, 12/15/2014	1,300,000	1,410,500
8.625%, 2/1/2022	2,800,000	3,108,000
9.125%, 10/13/2010	500,000	600,000
		5,516,587
Venezuela 3.2%
Republic of Venezuela, 9.25%, 9/15/2027	3,500,000	2,285,500
Vietnam 1.2%
Socialist Republic of Vietnam, LIBOR plus .8125%, Series 18YR, 4.0%**, 3/14/2016	1,000,000	871,500
Total Bonds (Cost $74,295,714)		83,544,531

	Shares	Value ($)

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.32% (c) (Cost $2,746)	2,746	2,746

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,298,460) (a)	116.7	83,547,277
Other Assets and Liabilities, Net	(16.7)	(11,980,427)
Net Assets	100.0	71,566,850

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of April 30, 2003.
(a) The cost for federal income tax purposes was $74,453,640. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $9,093,637. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,210,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $116,668.
(b) Securities, or portion thereof, subject to a financing transaction.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviation
EUR	Euro
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003
Assets
Investments in securities, at value (cost $74,298,460)	$ 83,547,277
Foreign currency, at value (cost $69,768)	71,925
Receivable for investments sold	10,824,797
Interest receivable	1,493,650
Unrealized appreciation on forward currency exchange contracts	12,648
Total assets	95,950,297
Liabilities
Due to custodian bank	1,444,635
Payable for investments purchased	2,921,861
Payable for financing transactions	19,607,740
Dividends payable	73,199
Unrealized depreciation on forward currency exchange contracts	129,079
Accrued management fee	65,206
Other accrued expenses and payables	141,727
Total liabilities	24,383,447
Net assets, at value	$ 71,566,850
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(95,104)
Net unrealized appreciation (depreciation) on: Investments	9,248,817
Foreign currency related transactions	(223,637)
Accumulated net realized gain (loss)	(68,975,706)
Paid-in capital	131,612,480
Net assets, at value	$ 71,566,850
Net Asset Value
Net asset value per share ($71,566,850 / 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003
Investment Income
Income: Interest	$ 3,654,792
Expenses: Management fee	386,110
Services to shareholders	19,349
Custodian and accounting fees	67,681
Auditing	54,800
Legal	8,927
Directors' fees and expenses	41,110
Reports to shareholders	53,555
Interest expense	90,120
Other	45,451
Total expenses	767,103
Net investment income	2,887,689
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,203,688
Foreign currency related transactions	(658,828)
3,544,860
Net unrealized appreciation (depreciation) during the period on: Investments	8,871,419
Foreign currency related transactions	(204,791)
8,666,628
Net gain (loss) on investment transactions	12,211,488
Net increase (decrease) in net assets resulting from operations	$ 15,099,177

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2003
Cash Flows from Operating Activities
Investment income received	$ 2,869,953
Interest paid	(72,735)
Payment of expenses	(677,455)
Proceeds from sales and maturities of long-term investments	96,490,958
Purchases of investments of long-term investments	(101,756,063)
Net proceeds of short-term investments	168,730
Cash used for operating activities	(2,976,612)
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	4,552,480
Distributions paid (net of reinvestment of distributions)	(3,020,503)
Due to custodian bank	1,444,635
Cash provided by financing activities	2,976,612
Increase (decrease) in cash	-
Cash at beginning of period	-
Cash at end of period	$ -
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	15,099,177
Net (increase) decrease in cost of investments	(19,776,216)
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	(8,871,419)
(Increase) decrease in interest receivable	(393,055)
(Increase) decrease in receivable for investments sold	9,791,063
(Increase) decrease in net unrealized appreciation (depreciation) on forward currency exchange contracts	87,856
Increase (decrease) in payable for investments purchased	1,069,069
Increase (decrease) in accrued expenses	16,913
Cash used for operating activities	$ (2,976,612)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003	Year Ended October 31, 2002
Operations: Net investment income	$ 2,887,689	$ 6,684,479
Net realized gain (loss) on investment transactions	3,544,860	3,730,581
Net unrealized appreciation (depreciation) on investment transactions during the period	8,666,628	224,833
Net increase (decrease) in net assets resulting from operations	15,099,177	10,639,893
Distributions to shareholders from net investment income	(3,083,219)	(7,404,956)
Reinvestment of distributions	80,810	-
Increase (decrease) in net assets	12,096,768	3,234,937
Net assets at beginning of period	59,470,082	56,235,145
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $95,104 and $100,426, respectively)	$ 71,566,850	$ 59,470,082
Other Information
Shares outstanding at beginning of period	9,939,539	9,939,539
Shares issued to shareholders in reinvestment of distributions	13,080	-
Shares outstanding at end of period	9,952,619	9,939,539

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2003[a]	2002[d]	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 5.98	$ 5.66	$ 6.10	$ 5.77	$ 5.45	$ 13.11
Income from investment operations: Net investment income[b]	.29	.67	.77	.67	.51	1.33
Net realized and unrealized gain (loss) on investment transactions	1.23	.40	(.56)	.26	.41	(7.49)
Total from investment operations	1.52	1.07	.21	.93	.92	(6.16)
Less distributions from: Net investment income	(.31)	(.75)	(.65)	(.60)	(.60)	(1.24)
Tax return on capital	-	-	-	-	-	(.26)
Total distributions	(.31)	(.75)	(.65)	(.60)	(.60)	(1.50)
Net asset value, end of period	$ 7.19	$ 5.98	$ 5.66	$ 6.10	$ 5.77	$ 5.45
Market value, end of period	$ 6.85	$ 5.57	$ 5.32	$ 5.06	$ 4.75	$ 6.88
Total Return
Per share net asset value (%)[c]	25.87**	19.89	4.23	19.25	(18.78)	(52.80)
Per share market value (%)[c]	28.74**	18.60	18.31	20.22	(22.49)	(36.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	59	56	61	57	53
Ratio of expenses (excluding interest) (%)	2.10*	2.09	2.09	1.89	2.02	1.60
Ratio of expenses (%)	2.38*	2.73	3.04	2.47	2.30	2.67
Ratio of net investment income (%)	8.97*	10.87	12.50	10.77	9.06	11.28
Portfolio turnover rate (%)	249*	740	781	317	323	324

a For the six months ended April 30, 2003.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and retains any accrued interest and coupon payments during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $72,069,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($48,523,000), October 31, 2007 ($16,251,000), and October 31, 2009 ($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 75,806
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (72,069,000)
Net unrealized appreciation (depreciation) on investments	$ (74,191)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 7,404,956

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the amount due to its custodian bank at April 30, 2003. Significant non-cash activity from market discount accretion and premium amortization in the amount of $391,784 has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments), aggregated $102,825,132 and $87,604,055, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited. ("DeAMIS"), an affiliate of the Manager, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2003, the amount charged to the Fund by SISC aggregated $11,849, of which $7,659 is unpaid at April 30, 2003.

Scudder Service Corporation ("SSC") also a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended April 30, 2003, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 2003.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide theses services. For the six months ended April 30, 2003, the amount charged to the Fund by SFAC aggregated $28,004, of which $6,857 is unpaid at April 30, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $19,346 and are reflected as interest income on the Statement of Operations.

D. Forward Foreign Currency Commitments

As of April 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	3,280,400	EUR	2,950,000	7/31/2003	$ 6,861
ZAR	5,400,000	USD	723,958	7/31/2003	5,787
Total unrealized appreciation					12,648

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	726,099	ZAR	5,400,000	7/31/2003	$ (7,928)
EUR	8,700,000	USD	9,573,480	7/31/2003	(121,151)
Total unrealized depreciation					(129,079)

Currency Abbreviations
ZAR	South African Rands	EUR	Euro
USD	US Dollar

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At April 30, 2003, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Financing	Financing Liability	Weighted Average Maturity
UBS AG	$ 19,658,232	$ 19,607,740	36

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2003 was approximately $13,306,077. The weighted average interest rate was 1.41%. The maximum financing agreement liability outstanding during the six months ended April 30, 2003 was $19,607,740.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. At April 30, 2003, the Fund did not own any loan participations or assignments.

Report of Independent Auditors

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 2003, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
June 16, 2003

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management by its affiliate, Deutsche Asset Management Investment Services Limited ("DeAMIS"). Both DeIM and DeAMIS are part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., DeAMIS, Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

DeAMIS, located at One Appold Street, London, England, is the fund's subadvisor. Under DeIM's supervision, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund.

Election of Officers

On April 2, 2003, the Board elected Kathleen Sullivan D'Eramo, Salvatore Schiavone and Lucinda H. Stebbins as Assistant Treasurers of the fund. John R. Hebble and Brenda Lyons have resigned as officers of the fund.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -----------------------------